UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

SYMBOTIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA	01887
(Address of principal executive offices)	(Zip Code)

(987) 284-2800

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Purchase Agreement

On January 15, 2025, Symbotic Inc., a Delaware corporation (“Symbotic”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Walmart Inc., a Delaware corporation (“Walmart”), pursuant to which, among other things, Symbotic has agreed to acquire from Walmart all of the issued and outstanding equity interests in Walmart Advanced Systems & Robotics Inc., a Delaware corporation and wholly owned subsidiary of Walmart (“WASR”).

The Purchase Agreement provides that, subject to the terms and conditions set forth therein, Symbotic will pay to Walmart, (a) upon the closing (the “Closing”) of the transactions contemplated by the Purchase Agreement, $200,000,000 in cash, subject to customary adjustments for cash, indebtedness and transaction expenses (the “Base Consideration”), and (b) deferred cash consideration following the Closing of (i) $175,000,000, payable only upon acceptance of the first APD (as defined below) under the terms of the Commercial Agreement (as defined below) by Walmart, and (ii) $175,000,000, payable only upon Walmart’s exercise of the Additional APD Option (as defined below).

The Purchase Agreement also contemplates that, immediately prior to or at the Closing, Symbotic and Walmart (or their respective affiliates) will enter into a number of ancillary agreements, including (a) a transition services agreement, pursuant to which Walmart and its affiliates will provide certain transition services to Symbotic LLC, a Delaware limited liability company and wholly owned subsidiary of Symbotic (“Symbotic LLC”) and affiliates thereof for a period following the Closing, subject to the terms and conditions set forth therein, and (b) an intellectual property agreement, pursuant to which Walmart and its affiliates will grant to Symbotic and its affiliates certain licenses concerning intellectual property assets relating to the operation of the Business (as defined in the Purchase Agreement), subject to the terms and conditions set forth therein.

The Closing is subject to certain customary closing conditions, including (a) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (b) the absence of any injunction or similar order or law that would make illegal, prohibit or restrain the Closing, (c) subject to certain qualifiers, the accuracy of the representations and warranties made by Walmart and Symbotic, respectively, (d) the performance in all material respects by Walmart and Symbotic of their respective obligations under the Purchase Agreement and (e) the absence of a material adverse effect with respect to WASR after the date of the Purchase Agreement. The waiting period under the HSR Act has already expired. The Purchase Agreement contains customary representations, warranties and covenants related to WASR, Walmart and Symbotic. Between the date of the Purchase Agreement and the Closing, subject to certain exceptions, Walmart has agreed to cause WASR to (a) use commercially reasonable efforts to carry on the Business in the ordinary course of business, (b) maintain and preserve, in all material respects, the current assets of WASR, the relationships with employees, customers and suppliers of WASR and WASR’s or the Business’s relationships with governmental entities and (c) not to take certain actions with respect to the Business without the written consent of Symbotic.

The Purchase Agreement contains certain termination rights, including, among other things, that either party may terminate the Purchase Agreement if, subject to certain limitations, the Closing has not occurred by February 14, 2025.

The foregoing summary description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Purchase Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference. It is not intended to provide any other factual information about WASR, Symbotic or any of their respective affiliates. In addition, the representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific date therein, were solely for the benefit of the parties to the Purchase Agreement, are subject to qualifications and limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating risk among the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or reports and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Symbotic’s public disclosures.

Commercial Agreement

Contemporaneously with, and conditioned on the occurrence of, the Closing, Symbotic LLC and Walmart will enter into a Master Automation Agreement (the “Commercial Agreement”), which will set forth the terms and conditions governing the development, manufacture and installation of accelerated pickup and delivery systems (“APDs”) by Symbotic LLC for Walmart. The Commercial Agreement will provide for a commitment, subject to the satisfaction of defined system performance metrics of the APDs, from Walmart to purchase 400 APDs, with an option for Walmart to purchase an additional 200 APDs (the “Additional APD Option”), exercisable by Walmart within 30 days following acceptance of the 220th APD under the terms of the Commercial Agreement. For each APD, Walmart will pay Symbotic LLC: (a) the cost of implementation, including the cost of material and labor, plus a specified net profit amount; (b) for software maintenance and support; and (c) for spare parts and other miscellaneous expenses. Pursuant to the terms and conditions of the Commercial Agreement, Walmart will also pay Symbotic LLC a total of $520,000,000 of research and development fees relating to the generation of prototypes and other research and development, with $230,000,000 payable at Closing, $165,000,000 payable one year after Closing and $125,000,000 payable two years after Closing, and under certain specified circumstances if Symbotic LLC commercializes substantially similar APDs (or the software used within such APDs) with third parties, Walmart may be entitled to a royalty fee paid by Symbotic LLC.

Pursuant to the terms and conditions of the Commercial Agreement, for so long as Walmart continues to own greater than 5% of the fully diluted equity interests of Symbotic, Walmart will have the right to confidentially recommend to the nominating and corporate governance committee of the Symbotic’s board of directors (the “Board”) an individual for nomination to the Board. The individual designated by Walmart must qualify as an “independent director” under NASDAQ listing standards and under Rule 10A-3 of the Exchange Act (as defined below) and must also satisfy certain other independence criteria and requirements set forth in the Commercial Agreement. Additionally, the Commercial Agreement will extend Walmart’s existing right, pursuant to Section 5.3 of that certain Investment and Subscription Agreement (“Investment and Subscription Agreement”), dated December 12, 2021, by and between Symbotic Holdings LLC, a Delaware limited liability company (f.k.a. Warehouse Technologies LLC), and Walmart, to designate a Walmart employee of a certain seniority level to attend all meetings of the Board in a nonvoting observer capacity through the later of (a) the term of the Investment and Subscription Agreement and (b) the date that Walmart no longer has the right to recommend an individual for election to the Board pursuant to the terms of the Commercial Agreement. The Commercial Agreement will also require Symbotic LLC to provide certain systems and services on terms and conditions with respect to pricing that are substantially no less favorable to Walmart (in the aggregate) than those of any other customer of Symbotic LLC with regard to those systems and services.

The initial term of the Commercial Agreement will expire on twelfth anniversary of its execution and delivery. At any time, either party will be able to terminate the Commercial Agreement in the event of insolvency of the other party or a material breach of the other party that has not been cured. Walmart will also be able to terminate the Commercial Agreement at any time if Symbotic LLC fails to meet certain performance standards or undergoes certain change of control transactions. Pursuant to the terms and conditions of the Commercial Agreement, Symbotic LLC will be subject to certain restrictions on its ability to sell or license its products and services to a specified company or its subsidiaries, affiliates or dedicated service providers, including a quantitative limit regarding the sale or license of systems to third parties.

The foregoing summary description of the Commercial Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the form of Commercial Agreement that is an exhibit to the Purchase Agreement and included in Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 16, 2025, Symbotic issued a press release and an investor presentation announcing the transactions described above (the “Transactions”). Copies of the press release and investor presentation are attached hereto as Exhibits 99.1 and 99.2, respectively. Each such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning Symbotic’s possible or assumed future actions, business strategies, events, backlog, or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s filings with the SEC, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Symbotic is not under any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Symbotic has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Symbotic’s filings with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the Transactions described herein; business disruption following the Transactions; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreements entered into in connection with the Transactions; the effect of the announcement of the Transactions on Symbotic’s business relationships, performance, and business generally; the amount of the costs, fees, expenses and other charges related to the Transactions; and other consequences associated with joint ventures and legislative and regulatory actions and reforms.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. All subsequent written and oral forward-looking statements concerning Symbotic, the proposed Transactions or other matters and attributable to Symbotic or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01	Financial Statement and Exhibits.

Exhibit	Description

2.1*++	Purchase and Sale Agreement, by and between Walmart Inc. and Symbotic Inc., dated as of January 15, 2025.

99.1	Press Release, dated January 16, 2025.

99.2	Investor Presentation, dated January 16, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

++

Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted pursuant to Item 1.01 of Form 8-K and Item 601(b)(10)(iv) of Regulation S-K, because Symbotic customarily and actually treats such information as private or confidential and the omitted information is not material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2025

Symbotic Inc.

By:	/s/ Carol Hibbard
Name:	Carol Hibbard
Title:	Chief Financial Officer